Long-term Investments - Schedule of Equity Investments without Readily Determinable Fair Value (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2024 CNY (¥)	Sep. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Schedule Of Investments [Abstract]
Initial cost basis	¥ 2,175,562	$ 310,015	¥ 2,474,037
Cumulative unrealized gains	79,040	11,263	82,746
Cumulative unrealized losses (including impairment)	(1,115,421)	(158,946)	(970,194)
Total carrying amount	¥ 1,139,181	$ 162,332	¥ 1,586,589